EXHIBIT 12.1

CERTIFICATION

I, Irial Finan, Managing Director, certify that:

1.	I have reviewed this annual report on Form 20-F of Coca-Cola Hellenic Bottling Company S.A.;

2.	Based on my knowledge, this annual report does not contain any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this annual report;

3.	Based on my knowledge, the financial statements, and other financial information included in this annual report, fairly present in all material respects the financial condition, results of operations and cash flows of Coca-Cola Hellenic Bottling Company S.A. as of, and for, the periods presented in this annual report;

4.	The Chief Financial Officer and I are responsible for establishing and maintaining Coca-Cola Hellenic Bottling Company S.A.’s disclosure controls and procedures (as defined in Exchange Act Rules 13a-14 and 15d-14) and have:

(a)	designed such disclosure controls and procedures to ensure that material information relating to Coca-Cola Hellenic Bottling Company S.A., including its consolidated subsidiaries, is made known to us by others within those entities, particularly during the period in which this annual report is being prepared;

(b)	evaluated the effectiveness of Coca-Cola Hellenic Bottling Company S.A.’s disclosure controls and procedures within 90 days before the filing date of this annual report (the “Evaluation Date”); and

(c)	presented in this annual report our conclusions about the effectiveness of the disclosure controls and procedures as of the Evaluation Date;

5.	The Chief Financial Officer and I have disclosed, based on our most recent evaluation, to Coca-Cola Hellenic Bottling Company S.A.’s auditors and the audit committee of Coca-Cola Hellenic Bottling Company S.A.’s board of directors:

(a)	all significant deficiencies in the design or operation of internal controls that could adversely affect Coca-Cola Hellenic Bottling Company S.A.’s ability to record, process, summarize and report financial data and have identified for Coca-Cola Hellenic Bottling Company S.A.’s auditors any material weaknesses in internal controls; and

(b)	any fraud, whether or not material, that involves management or other employees with a significant role in Coca-Cola Hellenic Bottling Company S.A.’s internal controls; and

6.	The Chief Financial Officer and I have indicated in this annual report whether or not there were significant changes in internal controls or in other factors that could significantly affect internal controls subsequent to the date of our most recent evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

Date: June 30, 2003

/s/ Irial Finan

Name: Title:	Irial Finan Managing Director

CERTIFICATION

I, William W. Douglas III, Chief Financial Officer, certify that:

1.	I have reviewed this annual report on Form 20-F of Coca-Cola Hellenic Bottling Company S.A.;

2.	Based on my knowledge, this annual report does not contain any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this annual report;

3.	Based on my knowledge, the financial statements, and other financial information included in this annual report, fairly present in all material respects the financial condition, results of operations and cash flows of Coca-Cola Hellenic Bottling Company S.A. as of, and for, the periods presented in this annual report;

4.	The Managing Director and I are responsible for establishing and maintaining Coca-Cola Hellenic Bottling Company S.A. disclosure controls and procedures (as defined in Exchange Act Rules 13a-14 and 15d-14) and have:

(a)	designed such disclosure controls and procedures to ensure that material information relating to Coca-Cola Hellenic Bottling Company S.A., including its consolidated subsidiaries, is made known to us by others within those entities, particularly during the period in which this annual report is being prepared;

(b)	evaluated the effectiveness of Coca-Cola Hellenic Bottling Company S.A.’s disclosure controls and procedures within 90 days before the filing date of this annual report (the “Evaluation Date”); and

(c)	presented in this annual report our conclusions about the effectiveness of the disclosure controls and procedures as of the Evaluation Date ;

5.	The Managing Director and I have disclosed, based on our most recent evaluation, to Coca-Cola Hellenic Bottling Company S.A.’s auditors and the audit committee of Coca-Cola Hellenic Bottling Company S.A.’s board of directors:

(a)	all significant deficiencies in the design or operation of internal controls that could adversely affect the Coca-Cola Hellenic Bottling Company S.A.’s ability to record, process, summarize and report financial data and have identified for Coca-Cola Hellenic Bottling Company S.A.’s auditors any material weaknesses in internal controls; and

(b)	any fraud, whether or not material, that involves management or other employees with a significant role in Coca-Cola Hellenic Bottling Company S.A.’s internal controls; and

6.	The Managing Director and I have indicated in this annual report whether or not there were significant changes in internal controls or in other factors that could significantly affect internal controls subsequent to the date of our most recent evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

Date: June 30, 2003

/s/ William W. Douglas III

Name:	William W. Douglas III
Title:	Chief Financial Officer